UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2009
Voyager Learning Company
(Exact name of registrant as specified in its charter)

Delaware	001-07680	36-3580106
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1800 Valley View Lane, Suite 400, Dallas, TX 75234-8923
(Address of principal executive offices) (Zip Code)
(214) 932-9500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 7, 2009, Voyager Learning Company (“Voyager”) issued the press release attached hereto as Exhibit 99.1 announcing its second quarter earnings call and the filing by Cambium-Voyager Holdings, Inc. of a Registration Statement on Form S-4 related to the proposed combination of Voyager’s business with Cambium Learning, Inc.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 7, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2009

VOYAGER LEARNING COMPANY
By:	/s/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated August 7, 2009